UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 1998
                                                        -----------------

                              MERITAGE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Maryland                     1-9977                     86-0611231
----------------------------        -----------                 -------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)



6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona          85250
----------------------------------------------------------        ---------
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (602) 998-8700
                                                         ---------------


                                      NONE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEMS 1-4. NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

     The Company has received information that Summit Venture Partners has commenced a tender offer to purchase up to two (2) percent of the outstanding shares of the Company's common stock. Exhibit 99.1 attached hereto is a press release containing the Company's response to the tender offer.

ITEM 6. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not Applicable

        (b) Not Applicable

        (c) Exhibit 99.1 Press Release dated December 18, 1998

ITEM 8. NOT APPLICABLE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERITAGE CORPORATION


Date: December 22, 1998             By: /s/ Larry W. Seay
                                       -----------------------------------------
                                            Larry W. Seay
                                            Vice President of Finance and
                                            Chief Financial Officer

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